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NATIONSBANK (R)                    PROMISSORY                     EXHIBIT 10.4.1
NationsBank, N.A. (Carolinas)      NOTE

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                                                              Date June 29, 1995
                                                            Amount $1,000,000.00

FOR VALUE RECEIVED, the undersigned ("Borrower") unconditionally (and jointly and severally, if more than one) promise(s) to pay to the order of NationsBank, N.A. (Carolinas) ("Bank"), Commercial Banking (Banking Center) without setoff, at its offices at NationsBank Plaza NC1-002-03-10 Charlotte, North Carolina, or at such other place as may be designated by Bank, the principal amount of ONE MILLION AND NO/100 Dollars ($1,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder at an annual interest rate, and in accordance with the payment schedule, indicated below. [This Note contains some provisions preceded by boxes. Mark only those boxes beside provisions which will be applicable to this transaction. A box which is not marked means that the provision beside it is not applicable to this transaction.]

RATE
[X] PRIME RATE. The rate shall be the Prime Rate, plus 0.000 percent, per annum. The "Prime Rate" is the fluctuating rate of interest established By Bank from time to time, at its discretion, whether or not at such rate shall be otherwise published. The Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate charged by Bank on any loan.

[ ]  FIXED RATE. The rate shall be fixed at _________ percent, per annum.

[ ] TREASURY SECURITIES RATE. The Rate shall be the Treasury Securities Rate, plus _____ percent, per annum. The "Treasury Securities Rate" is a fluctuating rate of interest applied by Bank from time to time, based on the most recent monthly average of daily yields on all outstanding United States Treasury Securities adjusted [illegible] constant maturity of _____ years, as made available by the Federal Reserve Board, rounded upwards to the nearest one-eighth of one percentage point (0.125%).

[ ]  OTHER.


Notwithstanding any other provision contained in this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other fees or charges that is in excess of the maximum permitted by applicable law. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, the option of Bank.

ACCRUAL METHOD

Interest at the Rate set forth above, unless otherwise indicated, will be calculated on the basis of the 365/360 method, which computes a daily amount of interest for a hypothetical year of 360 days, then multiplies such amount by the actual number of days elapsed in an interest calculation period. If interest is not to be computed using this method, the method to be used shall be: N/A.
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RATE CHANGE DATE

Any Rate based on a fluctuating index or base rate will change, unless otherwise provided, each time and as of the date that the index or base rate changes. If the Rate is to change on any other date or at any other interval, describe: N/A
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In the event any index is discontinued, Bank shall substitute an index determined by Bank to be comparable, in its sole discretion.

PAYMENT SCHEDULE

All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other documents executed in connection with this Note ("Loan Documents"), then to interest due and payable, with the balance being applied to principal, or in such other order as Bank shall determine at its option.

[ ]  PRINCIPAL Principal shall be paid in _________ (___) equal: [ ] monthly,
     PLUS      [ ] quarterly or [ ] __________ installments of _________each
     INTEREST  commencing on _______________, ___ together with accrued interest thereon and continuing on the same day of each successive month/quarter/or other period (as applicable) thereafter, with final payment of all unpaid principal and interest thereon on _____________,___.

[ ] PRINCIPAL  Principal and interest shall be paid in _________ (___) equal:
    AND        [ ] monthly, [ ] quarterly or [ ] ___________ installments of
    INTEREST   __________each, commencing on ___________________, ___ and continuing on the same day of each successive month/quarter/or other period (as applicable) thereafter, with a final payment of all unpaid principal and interest thereon on _____________,___;
               provided that, if accrued interest on any payment date exceeds the installment amount set forth above, Borrower will pay an additional amount equal to such excess interest.

[X] SINGLE     Principal shall be paid in full in a single payment on May 31,
    PRINCIPAL  1996. Interest thereon shall be paid: [ ] at maturity, [X]
    PAYMENT    monthly, [ ] quarterly or [ ] _______________ commencing on JULY
               31, 1995 and continuing on the same day of each successive month/quarter, or other period (as applicable) thereafter, with a final payment of all unpaid interest at the stated maturity of this Note.
               [X] DEMAND     NOTWITHSTANDING ANY PROVISIONS CONTAINED HEREIN
                              WHICH MAY BE INCONSISTENT WITH A DEMAND NOTE,
                              INCLUDING BUT NOT LIMITED TO ANY REFERENCES TO
                              INSTALLMENTS, A MATURITY DATE, ACCELERATION OR
                              EVENTS OF DEFAULT, BORROWER ACKNOWLEDGES THAT
                              BANK MAY DEMAND PAYMENT AT ANY TIME, IN ITS SOLE
                              DISCRETION.

[ ]OTHER

REVOLVING FEATURE

[X] Borrower may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note; provided, however, that Borrower is not in default under any provision of this Note, any Loan Document, or any other obligation of Borrower to Bank, and provided that the borrowings hereunder do not exceed any borrowing base or other limitations on borrowings by Borrower. Bank shall have no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met. Bank records of the amounts borrowed from time to time shall be conclusive proof thereof.

     [ ] Uncommitted Facility. Borrower acknowledges and agrees that notwithstanding any provisions of this Note or the Loan Documents, Bank has no obligation to make any advance, and that all advances are at the sole discretion of the Bank.

AUTOMATIC PAYMENT

[ ] Borrower has elected to authorize Bank to effect payment of sums due under this Note by means of debiting Borrowers account number ___________________. This authorization shall not affect the obligation of Borrower to pay such sums when due, without notice, if there are insufficient funds in such account to make such payment in full on the due date thereof, or if Bank fails to debit the account.

BORROWER REPRESENTS TO BANK THAT THE PROCEEDS OF THIS LOAN ARE TO BE USED PRIMARILY FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES. BORROWER ACKNOWLEDGES HAVING READ AND UNDERSTOOD, AND AGREES TO BE BOUND BY, ALL TERMS AND CONDITIONS OF THIS NOTE, INCLUDING THE ADDITIONAL TERMS AND CONDITIONS SET FORTH ON THE REVERSE SIDE OF THIS NOTE, AND HEREBY EXECUTES THIS NOTE UNDER SEAL.

Attest:                                 American Aircarriers Support, Inc.



                                     By: /s/ KARL F. BROWN            (SEAL)
-------------------------------         -------------------------------
                                        Karl F. Brown
                                        President

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ADDITIONAL TERMS AND CONDITIONS

1. WAIVERS, CONSENTS AND COVENANTS. Borrower, any indorser, or guarantor hereof or any other party hereto (collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, notice of demand, notice of intent to accelerate, and notice of acceleration of maturity, protest, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any of Obligors, in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note or of any Loan Documents; (b) consent to any and all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or releases or discharge by Bank of any of Obligors or release, substitution, or exchange of any security for the payment hereof, or the failure to act on the part of Bank or any indulgence shown by Bank, from time to time and in one or more instances (without notice to or further assent from any of Obligors) and agree that no such action, failure to act of failure to exercise any right or remedy on the part of Bank shall in any way affect or impair the obligations of any Obligors or be construed as waiver by Bank of, or otherwise affect, any of Bank's right under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection of this Note of any indorsement or guaranty hereof and/or the enforcement of Bank's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any trial, arbitration, bankruptcy, appeal or other proceeding, in the amount of 15% of the outstanding balance of this Note.

2. INDEMNIFICATION. Obligors agree to promptly pay, indemnify and hold Bank harmless from all state and federal taxes of any kind and other liabilities with respect to or resulting from advances made pursuant to this Note. If this Note has a revolving feature and is secured by a mortgage, Obligors expressly consent to the deduction of any applicable taxes from each taxable advance extended by Bank.

3. PREPAYMENTS. Prepayments may be made in whole or in part at any time on any loan for which the Rate is based on the Prime Rate. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Bank shall determine in its sole discretion. Except as expressly permitted by law, no prepayment of any other loan shall be permitted without the prior written consent of Bank. Notwithstanding such prohibition, if there is a prepayment of any such loan, whether by consent of Bank, or because of acceleration or otherwise, Borrower shall, within 15 days of any request by Bank, pay to Bank any loss or expense which Bank may incur or sustain as a result of such prepayment. For the purposes of calculating the amounts owed only, it shall be assumed that Bank actually funded or committed to fund the loan through the purchase of an underlying deposit in an amount and for a term comparable to the loan, and such determination by Bank shall be conclusive, absent a manifest error in computation.

4. EVENTS OF DEFAULT. The following are events of default hereunder: (a) the failure to pay or perform any obligation, liability or indebtedness of any Obligor to Bank, or to any affiliate of Bank, whether under this Note or any other Agreement, note or instrument now or hereafter existing, as and when due(whether upon demand, at maturity or by acceleration; (b) the failure to pay or perform any other obligation, liability or indebtedness of any of Obligors whether to Bank or some other party, the security for which constitutes an encumbrance on the security for this Note; (c) death of any Obligor (if an individual), or a proceeding being filed or commenced against any Obligor for dissolution or liquidation, or any Obligor voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (d) insolvency of, business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, or an assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or for any adjustment of indebtedness, composition or extension by or against any Obligor; (e) any lien or additional security interest being placed upon any of the property which is security for this Note;
(f) acquisition at any time or from time to time of title to the whole of or any part of the property which is security for this Note by any person, partnership, corporation or other entity; (g) Bank determining that any representation or warrant made by any Obligor in any Loan documents or otherwise to Bank is, or was, untrue or materially misleading; (h) failure of any Obligor to timely deliver such financial statements, including tax returns, and other statements of condition or other information as Bank shall request from time to time; (i) any default under any Loan Documents; (j) entry of a judgment against any Obligor which Bank deems to be of a material nature, in Bank's sole discretion;
(k) the seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of any Obligor; (l) Bank reasonably deeming itself insecure for any reason; (m) the determination by Bank that a material adverse change has occurred in the financial condition of any Obligor; or, (n) the failure to comply with any law or regulating the operation of Borrower's business.

5. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding and all other obligations of Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable, and/or (b) to the extent permitted by law, the Rule of interest on the unpaid principal shall, at the option of the Bank, be increased at Bank's discretion up to the greater of (i) three percent (3%) over the contract rate (as shown on the face of this Note) or (ii) three Percent (3%) over the Prime Rate of Bank ("Default Rate"); and/or (c) to the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of the unpaid portion of any payment in default for more than fifteen days. Unless the terms of this Note call for repayment of the entire balance of this Note (both principal and interest) in a single payment ( and not for installments of interest or principal and interest), the four percent (4%) delinquency charge may be imposed not only with respect to regular installments of principal, interest, or interest and principal, but also with respect to any other payment in default (other than a previous delinquency charge) for more than fifteen days, including without limitation, a single payment of principal due at maturity of this Note. In the event that any installment, or portion thereof, is not paid in a timely fashion, subsequent payments will be applied first to the past due balance( which shall not include any previous delinquency charges), specifically to the oldest maturing installments, and a separate delinquency charge will be imposed for each payment that becomes due until the default is cured. The provisions herein for a Default Rate or a delinquency charge shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving the Obligors a right to cure any default. At Bank's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Bank is hereby authorized at any time to set off and charge against any deposit accounts of any Obligor, as well as any other property of such party at or under the control of Bank, without notice or demand, any and all obligations due hereunder.

6. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the Obligations of Obligor to Bank in any other respect at any other time.

7. APPLICABLE LAW. This Note is delivered in and shall be construed under the internal laws and judicial decisions of the State of North Carolina, and the laws of the United States as the same may be applicable.

8. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or the validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

9. JURISDICTION AND VENUE. In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of North Carolina or the United States courts located within the State of North Carolina, and expressly waive any objections as to venue in any such courts, and agree that service of process may be made on Obligors by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to their respective addresses. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

10. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT(OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGEMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWER'S DOMICILE AT THE TIME OF THIS NOTE'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

          (B) RESERVATION OF RIGHTS. NOTHING IN THIS NOTE SHALL BE DEEMED TO
(I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK THERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

11. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Bank and their respective successor, assigns, heirs and personal representatives, provided, however, that no obligations of the Borrower or the Obligor hereunder can be assigned without prior written consent of Bank.

12. NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.